Supplement dated November 28, 2022
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Commodity Strategy Fund (the Fund)	10/1/2022
PRELIMINARY INFORMATION ABOUT THE FUND’S 2022 ESTIMATED YEAR-END SPECIAL ORDINARY
INCOME DIVIDEND
The Fund intends to retain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to qualify as a regulated investment company, a fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.
The Fund is announcing an estimated special ordinary income distribution for 2022. The estimated short-term capital gain for 2022 is $0.00 per share. The estimated long-term capital gain for 2022 is $0.00 per share. The Record, Ex-Dividend and Payable Dates for this special ordinary income distribution are 12/2/2022, 12/5/2022 and 12/5/2022, respectively.
The following information is ESTIMATED, subject to change based on subscription and redemption activity and changes in the value of Fund assets between the November 25, 2022 Fund class NAVs noted in the table below and the record date of December 2, 2022 for this required distribution.

Fund Class	Class Ticker	11/25/22 NAV	Income per share	ST Cap Gain per share	LT Cap Gain per share
Class A	CCSAX	$19.36	$8.74705	NONE	NONE
Class Adv	CCOMX	$20.11	$8.79796	NONE	NONE
Class C	CCSCX	$17.70	$ 8.593	NONE	NONE
Class Inst	CCSZX	$19.89	$8.80136	NONE	NONE
Class Inst2	CADLX	$20.29	$8.81734	NONE	NONE
Class Inst3	CCFYX	$20.51	$8.83044	NONE	NONE
Class R	CCSRX	$18.82	$8.69598	NONE	NONE
Before taking any action based on this information, shareholders are strongly advised to consult their own tax advisors with respect to specific tax questions, including the tax consequences of their investment in the Fund. Shareholders with tax-advantaged accounts such as IRAs, 401(k) plans and other retirement vehicles may not be required to report distributions on their tax returns. Distributions may vary based on the class of shares in which you invest.
Shareholders should retain this Supplement for future reference.
SUP129_05_004_(11/22)